UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

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TACTICAL SOLUTION PARNTERS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-52719	20-4086662
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2408 Peppermill Drive, Suite I, Glen Burnie, Maryland 21061

(Address of Principal Executive Office) (Zip Code)

(443) 557-0200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director and Officer

On September 27, 2007, Maris J. Licis resigned from his positions as Vice President of Corporate Development, Secretary and a Director of the Company.  The Company and Mr. Licis are currently negotiating certain terms of the resignation.

Appointment of Director

On October 2, 2007, the board of directors appointed Richard A. Sajac, President, Chief Executive Officer and Chief Operating Officer, to fill the vacancy on the board of directors left by Mr. Licis’s resignation.  Chandra (C.B.) Brechin, Treasurer and a Director, will assume the duties of Chairman of the Audit Committee, a position that had also been occupied by Mr. Licis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TACTICAL SOLUTION PARTNER, INC.
(Registrant)

By:	/s/ RICHARD A. SAJAC
Name: Richard A. Sajac Title: President and Chief Executive Officer

Date: October 2, 2007